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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005 (March 1, 2005)

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28167 (Commission File Number)	52-2126573 (IRS Employer Identification No.)
600 Telephone Ave, Anchorage, Alaska 99503 (Address of principal executive offices)

Registrant's telephone number, including area code (907) 297-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 1, 2005, Alaska Communication Systems Holdings, Inc., a subsidiary of the Company, entered into a letter agreement with the International Brotherhood of Electrical Workers, Local Union 1547, to extend the collective bargaining agreement, dated November 7, 1999, for three years, expiring December 31, 2009. Redacted copies of the collective bargaining agreement and letter agreement are filed herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

ITEM 8.01    OTHER EVENTS

        On March 2, 2005, the Company issued a press release announcing the closing of a partial exercise of the underwriters' over-allotment option to purchase shares of the Company's common stock. A copy of the press release is filed herewith as Exhibit 99.1.

        On January 27, 2005, the Company filed a prospectus supplement relating to an offering of its common stock. The offering was part of the Company's previously announced refinancing plan. Modified excerpts from the prospectus supplement are included in Exhibit 99.2, which is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        Exhibits

Exhibit No.	Description
99.1	Alaska Communications Systems Group, Inc. Press Release dated March 2, 2005.
99.2	Modified excerpts from Alaska Communications Systems Group, Inc.'s prospectus supplement dated January 27, 2005.
99.3	Master Agreement, dated November 7, 1999, by and between Alaska Communications Systems Holdings, Inc. and the International Brotherhood of Electrical Workers, Local Union 1547.
99.4	Letter Agreement, dated March 1, 2005, by and between Alaska Communications Systems Holdings, Inc. and the International Brotherhood of Electrical Workers, Local Union 1547.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
Date: March 4, 2005	By:	/s/ LEONARD A. STEINBERG Name: Leonard A. Steinberg Title: Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Alaska Communications Systems Group, Inc. Press Release dated March 2, 2005.
99.2	Modified excerpts from Alaska Communications Systems Group, Inc.'s prospectus supplement dated January 27, 2005.
99.3	Master Agreement, dated November 7, 1999, by and between Alaska Communications Systems Holdings, Inc. and the International Brotherhood of Electrical Workers, Local Union 1547.
99.4	Letter Agreement, dated March 1, 2005, by and between Alaska Communications Systems Holdings, Inc. and the International Brotherhood of Electrical Workers, Local Union 1547.

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EXHIBIT INDEX